NUMBER

AMERICAN XANTHAN CORPORATION

SHARES

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF WYOMING

CUSIP 030512 107

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

SPECIMEN

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $.0001, OF

AMERICAN XANTHAN CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Articles of incorporation of the Corporation, and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder hereof by the acceptance of this Certificate assents.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

PRESIDENT

AMERICAN XANTHAN CORPORATION CORPORATE SEAL 2013 WYOMING

SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND CORPORATE TREASURER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ______ Custodian ______
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______
(State)

UNIF TRF MIN ACT– ______ Custodian (until age ______)
(Cust)
______ under Uniform Transfers
(Minor)
to Minors Act ______
(St.)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______

______

______ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______

X ______

X ______

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By ______

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.